SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT

This SECOND AMENDMENT TO NOTE PURCHASE AGREEMENT, dated as of August 15, 2000 (this "Amendment") among FRITZ COMPANIES, INC., a Delaware corporation (the "Company"), and each of the institutions listed on the signature pages hereof (the "Purchasers") modifies that certain Note Purchase Agreement (the "Original Note Agreement"), dated as of April 15, 1996, among the Company and each of the institutions listed on Annex 1 thereto (the "Original Purchasers"), as amended by that First Amendment Agreement (the "First Amendment"), dated as of March 1, 1998, among the Company and each of the institutions listed on the signature pages thereof (collectively, the "Existing Note Agreement;" and the Existing Note Agreement as modified by this Amendment, the "Note Agreement").

WHEREAS, pursuant to the Original Note Agreement, the Company issued to the Purchasers its 6.43% Senior Notes due April 15, 2003 (the "Notes") in the aggregate principal amount of Seventy-Five Million Dollars ($75,000,000); and

WHEREAS, the Purchasers are the holders of all the outstanding Notes; and

WHEREAS, the Company and the Purchasers have agreed to amend certain provisions of the Existing Note Agreement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. DEFINED TERMS

Capitalized terms used and not defined herein shall have the same meanings given to them in the Note Agreement.

2. AMENDMENTS TO EXISTING NOTE AGREEMENT.

2.1 Amendment to Section 10.

Section 10 of the Existing Note Agreement is hereby amended and restated by adding a new Section 10.11 as follows:

10.11 Fixed Charge Coverage Ratio.

The Company will, at all times, maintain the Fixed Charges Coverage Ratio at greater than 1.5 to 1.0. 2.2 Amendments to Definitions in Annex II

Annex II is hereby amended by adding the following definitions in their respective alphabetical order:

EBITDA - means, with reference to any period, the sum of (a) Consolidated Net Income for such period plus (b) the amount of (i) Interest Expense, (ii) total federal state, local and foreign income, value added and similar taxes and (iii) depreciation and amortization expense, all as determined in accordance with GAAP applied on a consistent basis and only to the extent deducted in the determination of Consolidated Net Income for such period.

EBITDAR - means, in respect of any period, the sum of (a) EBITDA for such period plus (b) Rental Expense but only to the extent deducted in the determination of EBITDA for such period.

Fixed Charges--means, with respect to any period, the sum of (a) Interest Expense for such period and (b) Rental Expense for such period.

Fixed Charges Coverage Ratio - means, at any time, the ratio of (a) EBITDAR for the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such time to (b) Fixed Charges for such period.

Interest Expense - means, with respect to any period, the sum (without duplication) of the following (in each case, eliminating all offsetting debits and credits between the Company and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Subsidiaries in accordance with
GAAP): (a) all interest in respect of Debt of the Company and its Subsidiaries (including imputed interest on Capital Lease Obligations) deducted in determining Consolidated Net Income for such period, and (b) all debt discount and expense amortized or required to be amortized in the determination of Consolidated Net Income for such period.

Rental Expense - means, with respect to any period, the sum of the minimum amount of rental obligations required to be paid during such period by the Company or any Subsidiary as lessee under all leases of real or personal property (other than Capital Leases).

3. NO OTHER MODIFICATIONS; CONFIRMATION .

All the provisions of the Notes, and, except as expressly waived, modified and supplemented hereby, all the provisions of the Existing Note Agreement, are and shall remain in full force and effect. As of the Effective Date (defined below), all references in the Financing Documents to the "Note Agreement" shall be references to the Existing Note Agreement, as modified by this Amendment and as hereafter amended, modified or supplemented in accordance with its terms.

4. REPRESENTATIONS AND WARRANTIES.

The Company represents and warrants as follows to each holder of Notes as of the date hereof and as of the Effective Date (as defined below):

4.1 No Other Defaults.

No Default or Event of Default has occurred and is continuing.

4.2 Senior Credit Agreement.

No unwaived Default or Event of Default (as defined in the Bank Agreement as of the date hereof) has occurred or is continuing in respect of the Bank Agreement.

4.3 Obligations Remain Enforceable.

The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any Governmental Authority) in order to be effective and enforceable. The Note Agreement (as modified by this Amendment) and the Notes constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforceability thereof may be limited by applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors' rights generally; and subject to the availability of equitable remedies.

4.4 First Amendment Agreement Representations.

All representations and warranties of the Company contained in the First Amendment Agreement (other than representations or warranties expressly made only on and as of the date thereof or any earlier date) are true and correct as of the date hereof.

4.5 Financial Information.

All financial statements delivered to the Purchasers by the Company pursuant to the provisions of Section 7.1(a) and Section 7.1(b) of the Note Agreement since the date of Closing were, and all information delivered to the Purchasers by the Company pursuant to Section 7.1(d) of the Note Agreement since the date of Closing was, true, complete and correct in all material respects as of the respective dates of such information.

5. EFFECTIVENESS

This Amendment shall become effective only upon the date of the satisfaction in full of the following conditions precedent (which date shall be the "Effective Date").

5.1 Execution and Delivery of this Amendment.

Each Purchaser shall have received a counterpart hereof, duly executed and delivered by the Company and each other Purchaser.

5.2 Representations and Warranties.

The representations and warranties of the Company made in Section 4 of this Amendment shall remain true and correct in all respects as of the Effective Date.

5.3 No Injunction, Etc.

No injunction, writ, restraining order or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority.

5.4 Expenses.

The Company shall have paid all out-of-pocket expenses of the Purchasers in connection with the execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Bingham Dana LLP, as special counsel to the Required Holders.

6. MISCELLANEOUS

6.1 Section Headings.

The titles of the Sections of this Amendment appear as a matter of convenience only, do not constitute a part hereof and shall not affect the construction hereof. The words "herein," "hereof," "hereunder" and "hereto" refer to this Amendment as a whole and not to any particular Section or other subdivision. References to Sections are, unless otherwise specified, references to Sections of this Amendment.

6.2 Governing Law.

THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

6.3 Successors and Assigns.

This Amendment shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The provisions hereof are intended to be for the benefit of all holders, from time to time, of Notes, and shall be enforceable by any such holder whether or not an express assignment to such holder of rights hereunder shall have been made by any Purchaser or its successor or assign.

6.4 Execution in Counterpart.

This Amendment may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by each party hereto, and each set of counterparts that, collectively, show execution by each party hereto shall constitute one duplicate original.

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the signature page.]


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IN WITNESS  WHEREOF,  the parties  hereto have caused this  Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

FRITZ COMPANIES, INC.



By:_____________________________________
Name:
Title


LINCOLN NATIONAL REASSURANCE COMPANY
By: Lincoln Investment Management, Inc., its
Attorney-in-Fact



By:_____________________________________
Name:
Title


THE LINCOLN NATIONAL LIFE
INSURANCE COMPANY
By: Lincoln Investment Management, Inc., its
Attorney-in-Fact



By:_____________________________________
Name:
Title







REASSURE AMERICA LIFE
INSURANCE COMPANY
By: Swiss Re Investors, Inc.,
its Attorney-in-Fact



By:_____________________________________
Name:
Title


THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES



By:_____________________________________
Name:
Title


THE EQUITABLE OF COLORADO, INC.



By:_____________________________________
Name:
Title













GREAT-WEST LIFE & ANNUITY
INSURANCE COMPANY



By:_____________________________________
Name:
Title

By:_____________________________________
Name:
Title


AID ASSOCIATION FOR LUTHERANS



By:_____________________________________
Name:
Title


NATIONWIDE LIFE INSURANCE
COMPANY



By:_____________________________________
Name:
Title


NATIONWIDE LIFE AND ANNUITY
INSURANCE COMPANY



By:_____________________________________
Name:
Title


WEST COAST LIFE INSURANCE
COMPANY



By:_____________________________________
Name:
Title


TRANSAMERICA LIFE INSURANCE
AND ANNUITY COMPANY



By:_____________________________________
Name:
Title


AMERICAN STATES LIFE INSURANCE
COMPANY



By:_____________________________________
Name:
Title


MINNESOTA FIRE & CASUALTY
COMPANY



By:_____________________________________
Name:
Title

BERKSHIRE LIFE INSURANCE
COMPANY



By:_____________________________________
Name:
Title

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